UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2022

FIRSTSUN CAPITAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	333-258176	81-4552413
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1400 16th Street, Suite 250
Denver, Colorado 80202
(Address of principal executive offices and zip code)

(303) 831-6704
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
On April 1, 2022, FirstSun Capital Bancorp (“FirstSun”) completed its previously announced merger with Pioneer Bancshares, Inc. (Pioneer”), pursuant to the Agreement and Plan of Merger, dated as of May 11, 2021, as amended (the “Merger Agreement”).
Item 1.01    Entry into a Material Definitive Agreement.
Amendment No. 2 to the Stockholders’ Agreement
FirstSun is party to a Stockholders’ Agreement with its stockholders dated as of June 19, 2017, as amended. In connection with the Merger (as defined in Item 2.01 of this Current Report on Form 8-K) and pursuant to the terms of the Merger Agreement, the Stockholders’ Agreement was amended, as of the effective time of the Merger (the “Effective Time”) to, among other things, increase the size of the FirstSun board of directors (the “Board”) from eight to ten members. In addition, JLL/FCH Holdings I, LLC (“JLL”), Pioneer’s largest former shareholder, became a party to the agreement, and is designated as a Significant Stockholder under the agreement and has the right to designate one nominee, as a Class II director, to the Board. FirstSun and Pioneer have also mutually agreed to designate one nominee who previously served on the Pioneer board of directors to the Board, who will be a Class I director. Item 5.02 of this Current Report on Form 8-K identifies the director designated by JLL and the director mutually designated by FirstSun and Pioneer.
In addition to JLL’s board designation right, Significant Stockholders have additional rights and obligations under the Stockholders’ Agreement, as amended. Other than JLL, no other Pioneer shareholder became a party to the Stockholders’ Agreement as a result of the Merger. For a description of the Stockholders’ Agreement, as amended, see Item 13, “Certain Relationships and Related Transactions, and Director Independence” beginning on page 148 of our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 25, 2022 (the “Annual Report”) under the heading “—Stockholders’ Agreement,” which description is incorporated herein by reference. The foregoing description of Amendment No. 2 to the Stockholders’ Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, a form of which is filed as Exhibit 4.1 of this Current Report on Form 8-K, and incorporated herein by reference.
Amendment No. 1 to Registration Rights Agreement
FirstSun is party to a Registration Rights Agreement with its stockholders dated as of June 19, 2017. In connection with the Merger and pursuant to the terms of the Merger Agreement, FirstSun amended its Registration Rights Agreement effective as of the Effective Time to, among other things, add JLL as a “Significant Investor” to the agreement. Other than JLL, no other Pioneer shareholder became a party to the Registration Rights Agreement as a result of the Merger. For a description of the Registration Rights Agreement, see Item 13, “Certain Relationships and Related Transactions, and Director Independence” on page 152 of our Annual Report under the heading “—Registration Rights Agreement,” which description is incorporated herein by reference. The foregoing description of Amendment No. 1 to the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, a form of which is filed as Exhibit 4.2 of this Current Report on Form 8-K, and incorporated herein by reference.
Item 2.01    Completion of Acquisition or Disposition of Assets.
On April 1, 2022, FirstSun completed its previously announced merger with Pioneer. Under the Merger Agreement, a wholly-owned subsidiary of FirstSun, FSCB Merger Subsidiary, Inc., merged with and into Pioneer, with Pioneer continuing as the surviving entity and becoming a wholly-owned subsidiary of FirstSun (the “Merger”). Immediately after the Effective Time, Pioneer was merged with and into FirstSun, with FirstSun continuing as the surviving entity (the “Second Step Merger”). Immediately following the completion of the Second Step Merger, Pioneer’s wholly-owned subsidiary, Pioneer Bank, SSB, a Texas state savings bank, was merged with and into FirstSun’s wholly-owned subsidiary, Sunflower Bank, National Association (the “Bank”), with the Bank continuing as the surviving bank.
Pursuant to the terms of the Merger Agreement, at the Effective Time, each Pioneer shareholder has the right to receive 1.0443 shares of FirstSun common stock, for each share of Pioneer common stock owned by the shareholder, with cash to be paid in lieu of fractional shares. Each outstanding share of FirstSun common stock remained outstanding and was unaffected by the Merger.
Upon the closing of the Merger, the shares of Pioneer common stock, which were previously quoted on the OTC Pink Open Market under the symbol “PONB,” will no longer be quoted on the OTC Pink Open Market.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 of this Current Report on Form 8-K, and incorporated herein by reference.
Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
In connection with the Merger and pursuant to the terms of the Merger Agreement and Amendment No. 2 to the Stockholders’ Agreement, on April 1, 2022, FirstSun increased the size of its board of directors (the “Board”), effective immediately after the Second Step Merger, from eight to ten members, and elected two former Pioneer directors to the Board, as described below. Under the Merger Agreement, one of the continuing Pioneer directors was selected by JLL, Pioneer’s largest former shareholder, and the other continuing Pioneer director was mutually selected by FirstSun and Pioneer.
JLL selected Kevin Hammond to serve as its Board designee, as a Class II director, for a term expiring at FirstSun’s annual meeting of stockholders in 2022. FirstSun and Pioneer mutually selected Isabella Cunningham to serve on the Board, as a Class I director, for a term expiring at FirstSun’s annual meeting of stockholders in 2024. Ms. Cunningham was also appointed to serve on the Board’s Nominating and Governance Committee and the Compensation and Succession Committee.
Mr. Hammond and Ms. Cunningham will participate in FirstSun’s standard 2022 non-employee director compensation arrangements, as such arrangements may be amended from time to time, as described under Item 10, “Executive Compensation” beginning on page 145 of our Annual Report under the heading “Compensation of Directors for Fiscal Year 2022,” which description is incorporated herein by reference.
Mr. Hammond is a managing director of JLL Partners, LLC, a position he has held since 2004, and he also serves on the management and investment committees of JLL Partners, LLC. As described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference, in connection with the Merger, JLL became a party to the Stockholders’ Agreement and Registration Rights Agreement with FirstSun. The Stockholders’ Agreement, as amended, and the Registration Rights Agreement, as amended, are described under Item 13, “Certain Relationships and Related Transactions,” beginning on page 148 of our Annual Report on Form 10-K, which description is incorporated herein by reference.
Item 8.01    Other Events.
On April 1, 2022, FirstSun issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The financial information required by this Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.
(b) Pro Forma Financial Information.
The pro forma financial information required by this Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

EXHIBIT INDEX

Exhibit Number	Description

2.1
Agreement and Plan of Merger by and between FirstSun Capital Bancorp, Pioneer Bancshares, Inc. and FSCB Merger Subsidiary, Inc. dated as of May 11, 2021, as amended (incorporated by reference to Annex A of FirstSun’s Registration Statement on Form S-4 (File No. 333-258176) filed on July 26, 2021).*

4.1
Form of Amendment No. 2 to the Stockholders’ Agreement by and among FirstSun and the parties signatories thereto (incorporated by reference to Exhibit B to Annex A of FirstSun’s Registration Statement on Form S-4 (File No. 333-258176) filed on July 26, 2021).

4.2
Form of Amendment No. 1 to Registration Rights Agreement by and among FirstSun and the parties signatories thereto (incorporated by reference to Exhibit C to Annex A of FirstSun's Registration Statement on Form S-4 (File No. 333-258176) filed on July 26, 2021).

99.1	Press Release dated April 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTSUN CAPITAL BANCORP

Date: April 1, 2022	By:	/s/ Robert A. Cafera, Jr.
	Name:	Robert A. Cafera, Jr.
	Title:	Chief Financial Officer